                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                AMEDISYS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                                AMEDISYS, INC.
                   3029 S. SHERWOOD FOREST BLVD., SUITE 300
                         BATON ROUGE, LOUISIANA 70816
                  (504)292-2031 (PHONE); (504)292-8163 (FAX)
                       HTTP://WWW.BARBARA @ AMEDISYS.COM

                                 July 16, 1997

Dear Shareholder:

  You are cordially invited to attend the 1997 Annual Meeting of Stockholders of AMEDISYS, Inc. to be held on Wednesday, August 6, 1997 at 6:00 p.m. (CDT) at the Hilton Hotel located at 5500 Hilton Avenue, Baton Rouge, Louisiana. We look forward to this opportunity to update you on developments at AMEDISYS.

  We hope you will attend the meeting in person. Whether you expect to be present and regardless of the number of shares you own, please mark, sign and mail the enclosed proxy in the envelope provided. Matters on which action will be taken at the meeting are explained in detail in the notice and proxy statement following this letter.

                                          Sincerely,

                                          /s/ William F. Borne

                                          William F. Borne
                                          Chief Executive Officer

                                AMEDISYS, INC.
                       3029 S. SHERWOOD FOREST BOULEVARD
                                   SUITE 300
                         BATON ROUGE, LOUISIANA 70816

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD AUGUST 6, 1997

To the Stockholders of AMEDISYS, Inc.:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AMEDISYS, Inc. (the "Company") will be held at the Hilton Hotel located at 5500 Hilton Avenue, Baton Rouge, Louisiana, at 6:00 p.m., central daylight time, on Wednesday, August 6, 1997, for the following purposes:

    1. To elect nine directors to serve until the next annual meeting of stockholders of the Company and until their successors have been duly elected and qualified;

    2. To amend the Company's Statutory Stock Option Plan for Employees to increase the number of shares reserved for issuance thereunder by 500,000 shares;

    3. To ratify the selection of Arthur Andersen LLP and Hannis T. Bourgeois & Co., LLP as independent public accountants of the Company for the fiscal year ending December 31, 1997;

    4. To consider and act upon a proposal to transact such other business as may properly come before the meeting or any adjournment thereof.

  Only stockholders of record at the close of business on June 12, 1997, are entitled to notice of and to vote at the meeting, or any adjournment thereof.

  Stockholders unable to attend the Annual Meeting in person are requested to read the enclosed Proxy Statement and then complete and deposit the Proxy together with the power of attorney or other authority, if any, under which it was signed, or a notarized certified copy thereof, with the Company's transfer agent, American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005, at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the time of the Annual Meeting or adjournment thereof or with the chairman of the Annual Meeting prior to the commencement thereof. Unregistered stockholders who received the Proxy through an intermediary must deliver the Proxy in accordance with the instructions given by such intermediary.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ William F. Borne

                                          William F. Borne, Chief Executive
                                           Officer

                                 July 16, 1997

  THE PROXY STATEMENT WHICH ACCOMPANIES THIS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

                                AMEDISYS, INC.
                       3029 S. SHERWOOD FOREST BOULEVARD
                                   SUITE 300
                         BATON ROUGE, LOUISIANA 70816
                         (PRINCIPAL EXECUTIVE OFFICE)

                               ----------------

                                PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

  This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of AMEDISYS, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Hilton Hotel located at 5500 Hilton Avenue, Baton Rouge, Louisiana, at 6:00 p.m., central daylight time, on Wednesday, August 6, 1997, and at any adjournments thereof for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about July 16, 1997. All costs of soliciting proxies will be borne by the Company.

  The close of business on June 12, 1997, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the record date, there were 2,734,549 shares of the Company's Common Stock, par value $.001 per share ("Common Stock"), issued and outstanding.

  The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted towards a quorum. If a quorum is not present or represented by proxy at the Annual Meeting, the stockholders present or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present or represented by proxy. At any such adjourned Annual Meeting at which a quorum is present or represented by proxy, any business may be transacted that might have been transacted at the original Annual Meeting.

  With respect to the election of directors, votes may be cast in favor or withheld. Directors are elected by a plurality of the votes cast at the Annual Meeting, and votes that are withheld will be excluded entirely from the vote and will have no effect. Stockholders may not cumulate their votes in the election of directors. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for approval of Items 2 and 3. Abstentions will have the same effect as a vote against a proposal.

  Brokers who hold shares in street name for customers are required to vote those shares in accordance with instructions received from the beneficial owners. In addition, brokers are entitled to vote on certain items, such as the election of directors, the ratification of auditors and other "discretionary items," even when they have not received instructions from beneficial owners. Brokers are not permitted to vote for "non-discretionary" items without specific instructions from the beneficial owners. Under applicable Delaware law, broker non-votes will have no effect on any of the proposals.

  All shares represented by properly executed proxies, unless such proxies have been previously revoked, will be voted at the Annual Meeting in accordance with the directions set forth on such proxies. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED (i) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, (ii) FOR THE AMENDMENT OF THE COMPANY'S STATUTORY STOCK OPTION PLAN FOR EMPLOYEES TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE, (iii) FOR THE APPROVAL OF THE INDEPENDENT PUBLIC ACCOUNTANTS, AND (iv) TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

  The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by one of the following methods: (a) the execution and submission of a revised proxy, (b) written notice to the Secretary of the Company or (c) voting in person at the Annual Meeting.

                                 ANNUAL REPORT

  A copy of the Company's 1996 Annual Report to Stockholders is being mailed with this Proxy Statement. The Annual Report does not form any part of the material for solicitation of proxies.

  The Company will provide, without charge, a copy of its Annual Report on Form 10-K, including financial statements and exhibits thereto, upon written request to Barbara Carey, Secretary of the Company, at 3029 South Sherwood Forest Boulevard, Suite 300, Baton Rouge, Louisiana 70816. The Company's fax number is (504) 292-8163 and its Internet address is http://www.barbara@amedisys.com.

                                    ITEM 1
                             ELECTION OF DIRECTORS

DIRECTOR NOMINEES

  The directors are elected annually by the stockholders of the Company. The Bylaws of the Company provide that the number of directors will be determined by the Board of Directors, but shall not be less than three. The stockholders will elect nine directors for the coming year. Four of the nominees presently serve as directors of the Company.

  Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such person(s) as may be nominated by the Board of Directors.

  William F. Borne (age 39). Mr. Borne founded the Company in 1982 and has served as chief executive officer since that time. In 1988, Mr. Borne also founded and served as president and chief executive officer of AMEDISYS Specialized Medical Services, Inc. until June 1993. Mr. Borne also founded and served as chief executive officer of AMEDISYS Staffing Services, Inc. and AMEDISYS Nursing Services, Inc. Prior to these positions, Mr. Borne was an intensive care supervisor for Key Nursing Corporation from June 1982 to July 1983 and director of nursing at West St. James Hospital in Vacherie, Louisiana from 1980 to 1983. Mr. Borne is a registered nurse who worked clinically in specialty and medical-surgical areas with supplemental staffing agencies in New Orleans from 1979 to 1980. Mr. Borne graduated from the Charity Hospital School of Nursing and completed his undergraduate courses at the University of New Orleans and at Nicholls State University. Mr. Borne was named entrepreneur of the year in 1991 and in the "Top 40 Under 40" business leaders 1995 list by the Baton Rouge Business Report.

  William M. Hession, Jr. (age 45). Mr. Hession has been a director of the Company since July 1983. Mr. Hession has served as the president of Key Nursing Corporation in Thibodaux, Louisiana since 1982 and as president of Key Medical Supply, Inc. since 1992. He served as consulting director of nursing services in Metairie, Louisiana from 1979 to 1982. Mr. Hession was director of nursing at Assumption General Hospital in Napoleonville, Louisiana from 1977 to 1978. He worked as a staff nurse in the intensive care unit at West Jefferson Hospital in New Orleans, and at Thibodaux General Hospital in Thibodaux, Louisiana in 1976. Mr. Hession received a nursing degree from Nicholls State University. Mr. Hession served on the Audit Committee from 1995 through 1997.

  Karl A. LeBlanc, M.D. (age 43). Dr. LeBlanc has served as a director of the Company since June 1993. Dr. LeBlanc has been a practicing physician of general surgery in Baton Rouge, Louisiana since 1983. Dr. LeBlanc is on the medical staffs of Our Lady of the Lake Regional Medical Center, Baton Rouge General Medical Center, and the Woman's Hospital of Baton Rouge. Dr. LeBlanc received his M.D. from Louisiana State University Medical Center in 1978, and a B.S. degree from the University of Southwestern Louisiana. Dr. LeBlanc received an M.B.A. from Louisiana State University in 1992. Dr. LeBlanc served on the Audit Committee and Compensation Committee from 1995 through 1997.

  Alan J. Ostrowe, M.D. (age 55). Dr. Ostrowe has served as a director of the Company since July 1994. Dr. Ostrowe previously served as president of General Anesthesia Services, Inc., an affiliated company. Dr. Ostrowe is a practicing Baton Rouge physician specializing in anesthesiology since 1971 and pain management since 1991. Dr. Ostrowe received his medical degree from New York Medical College in 1966. Dr. Ostrowe is a Fellow of the American College of Anesthesiologists, a Diplomate of the American Board of Anesthesiology and a Diplomate of the American Academy of Pain Management. Dr. Ostrowe is on the medical staffs of Our Lady of the Lake Regional Medical Center, Baton Rouge General Medical Center, Medical Center of Baton Rouge, and the Woman's Hospital of Baton Rouge. Dr. Ostrowe is on the board of directors of GulfWest Oil Company and is the medical director of one of the Company's subsidiaries. Dr. Ostrowe served on the Audit Committee and Compensation Committee from 1995 through 1997.

  Ronald A. LaBorde (age 41). Mr. LaBorde is currently the president and chief financial officer of Piccadilly Cafeterias, Inc. Mr. LaBorde has held that position since 1995 and has been a member of the Piccadilly board of directors since 1992. Prior to 1995, Mr. LaBorde held various executive positions with Piccadilly including executive vice president and chief financial officer from 1992 to 1995, executive vice president, corporate secretary and controller, from 1986 to 1992 and vice president and assistant controller from 1982 to 1986. Prior to his association with Piccadilly, Mr. LaBorde was controller for Comet Distribution Services from 1980 to 1982 and a staff accountant with Ernst and Whinney from 1978 to 1979. Mr. LaBorde is a certified public accountant and holds a B.S. in accounting and an M.A. in finance from Louisiana State University. Mr. LaBorde was named in the Baton Rouge Business Report in their 1995 "Top 40 Under 40" list of outstanding business leaders, he is a board member of the Baton Rouge Chamber of Commerce, a member of Rotary and numerous civic and educational organizations.

  Jake L. Netterville (age 59). Mr. Netterville is the managing director of Postlethwaite & Netterville, A Professional Accounting Corporation ("APAC"), one of the largest privately held accounting firms in Louisiana. Mr. Netterville has held that position since 1977. Mr. Netterville has been associated with the firm of Postlethwaite & Netterville since 1963. Mr. Netterville is a Certified Public Accountant and has served on the board of the American Institute of CPAs ("AICPA"), the highest national office in the accounting profession. Mr. Netterville has served as chairman of the AICPA's National Management of Accounting Practice Committee and is a permanent member of the AICPA's Governing Council. Mr. Netterville is past chairman of the board of directors of Associated Accounting Firms International. In the State of Louisiana, Mr. Netterville has served as president of the Society of Louisiana CPA's and he is a past member of the Louisiana State Board of Certified Public Accountants. Mr. Netterville is the 1997 chairman of the board of the Greater Baton Rouge Chamber of Commerce and is serving on the board of directors of East Baton Rouge Mortgage Finance Authority, the Wall St. Deli, a Nasdaq listed company, Catalyst Vidalia Corporation and Source Capital Corporation. Mr. Netterville has also served on numerous civic and governmental boards and he is a past president of the City Club of Baton Rouge and the Baton Rouge Country Club. Mr. Netterville holds a B.S. in accounting from Louisiana State University.

  David R. Pints (age 60). Mr. Pints is the president and chief executive officer of Pints Management Associates, Inc. ("P.A., Inc."), one of the largest national hospital and healthcare consulting firms. Mr. Pints has over thirty-five years' experience in hospital operations, healthcare planning and multi-institutional organization, and has served in executive capacities in a number of hospitals, multi-hospital systems, and medical schools. Prior to his present position, Mr. Pints served as chief executive officer of Ochsner Foundation Hospital in New Orleans, Louisiana, one of the country's largest teaching hospitals. As a principal of the firm, Mr. Pints is directly responsible for, and involved on-site on a daily basis with, consulting engagements in strategic and tactical situations. Since 1984, Mr. Pints has served as president and chief executive officer of HSLI, Inc., a company managing self-insured trusts and providing insurance consulting services to corporations. Mr. Pints is the National Consultant in Health Care Administration to the Air Force Surgeon General, the national president of Health Insights Foundation, a member of the faculty of the Governance Institute, and the National Advisory Board of the Health Care Forum. Mr. Pints is an adjunct full professor at the University of Alabama and a clinical professor at Tulane University. Mr. Pints serves as a director on several Boards including Union Planters Bank of Louisiana, General Health System and he was a charter director of the Voluntary Hospitals of America ("VHA"). Mr. Pints is also a trustee of the Baton Rouge General Hospital. Mr. Pints is a Fellow and Diplomate in several professional organizations and is a recipient of the William Newcomer National Healthcare Executive of the Year Award. Mr. Pints holds a B.S. degree in management and economics at Ohio State University and Masters degrees in both hospital administration and public administration at the University of Minnesota.

  Peter F. Ricchiuti (age 40). Mr. Ricchiuti has held the position of Assistant Dean and Director of Research at Tulane University's A.B. Freeman School of Business since 1993. During that time, Mr. Ricchiuti received a highly competitive grant for the creation and supervision of Freeman Reports, an innovative program in which business students research small to mid-size companies and produce investment reports which are distributed to the nation's investment community. The program has received national media coverage including The Wall Street Journal. Mr. Ricchiuti has been an adjunct professor of finance at Tulane since 1986 and he has twice been the recipient of the Wisner Award as the school's outstanding professor. From 1994 to the present, Mr. Ricchiuti has served as a financial and economic commentator on American Public Radio in Los Angeles, California. From 1993 to 1996, Mr. Ricchiuti was the assistant dean and director of Career Development and Placement at the A.B. Freeman School of Business at Tulane. Mr. Ricchiuti followed a successful career in the securities industry with Dean Witter Reynolds, Inc., Kidder, Peabody & Co. and Howard, Weil, Labouisse, Friedrichs, Inc., with a position from 1988 to 1993 as assistant state treasurer and chief investment officer for the Department of the Treasury, State of Louisiana. Mr. Ricchiuti is a member of the board of trustees for WYES-TV, the public broadcasting station in New Orleans, Louisiana. Mr. Ricchiuti holds a B.S. degree from Babson College and a MBA from the University of New Orleans.

  S.F. Hartley, D.P.M. (age 53). Dr. Hartley is a podiatrist in private practice in Houston, Texas since 1979. Dr. Hartley holds board certification from the American Board of Podiatric Surgery and a D.P.M. degree from the Illinois College of Podiatric Medicine. Dr. Hartley has a B.S. degree in Biology from the University of Houston. Dr. Hartley served on the board of directors for the Texas Podiatry Medical Association from 1981 to 1994 and as president of the Association from 1992 to 1993. Dr. Hartley is currently a member and a Delegate to the House of Delegates of the American Podiatry Medical Association. Dr. Hartley is also a member of the Academy of Podiatric Sports Medicine. Dr. Hartley has previously been president of the Deer Park Chamber of commerce and the Deer Park Rotary organization. Dr. Hartley is affiliated with numerous health care facilities in the Greater Houston area including: Columbia East Houston Medical Center, Columbia Bayshore Hospital, Baycoast Medical Center, San Jacinto Methodist Hospital, AMEDISYS Surgery Centers and Memorial Pasadena Hospital.

BOARD OF DIRECTORS, COMMITTEES AND MEETINGS

  The Board of Directors held six meetings in 1996, and each director of the Company attended at least 75% of all Board meetings. The Company maintains Audit and Compensation Committees and each committee member attended each committee meeting.

  The Audit Committee was established to review, in consultation with the independent auditors, the Company's financial statements, accounting and other policies, accounting systems and system of internal controls. The Audit Committee also recommends the engagement of the Company's independent auditors and reviews other matters relating to the relationship of the Company with its auditors. The Audit Committee is composed of Dr. LeBlanc, Dr. Ostrowe and Mr. Hession and met twice during the last fiscal year.

  The Compensation Committee was established to review and act on matters relating to compensation levels and benefit plans for key executives of the Company, among other things. The Compensation Committee is comprised of Drs. LeBlanc and Ostrowe and Mr. Borne and met twice during the last fiscal year.

  The Board of Directors currently has no nominating committee or a committee performing a similar function.

DIRECTORS' FEES

  Each director will receive $1,000 per month for the 1997 to 1998 Board term of office. Each director is also eligible to receive stock options from the Company's Stock Option Plan. The Company will offer the 1997 to 1998 Directors an equal number of options from a designated 50,000 stock option pool, as determined by the Compensation Committee. All directors are entitled to reimbursement for reasonable travel and lodging expenses incurred in attending such meetings. All directors reside in Baton Rouge, Louisiana, except for Dr. Hartley who resides in Houston, Texas, and Mr. Ricchiuti who resides in New Orleans, Louisiana.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Section 16(a). Based solely on the reports received by the Company, the Company believes that the directors, executive officers, and greater than ten percent beneficial owners complied with all applicable filing requirements during the fiscal year ended December 31, 1996, except as follows. In August 1996, the following officers were issued five-year options to purchase shares of Common Stock at $6.61 per share and failed to timely report the transaction on a Form 4 and Form 5: (1) William Borne was issued an option to purchase 35,000 shares; (ii) Irv Gregory was issued an option to purchase 28,500 shares; (iii) Mitch Morel was issued an option to purchase 18,500 shares; (iv) Barbara Carey was issued an option to purchase 9,500 shares; and (v) Lynne Bernhard was issued an option to purchase 18,500 shares.

  THE BOARD OF DIRECTORS HAS NOMINATED THE ABOVE-REFERENCED DIRECTORS FOR ELECTION BY THE SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE. THE ELECTION OF THESE DIRECTORS REQUIRES A PLURALITY OF THE VOTES CAST BY THE HOLDERS OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE IN THE ELECTION OF DIRECTORS.

                                    ITEM 2
      APPROVAL OF AMENDMENT TO STATUTORY STOCK OPTION PLAN FOR EMPLOYEES

  The Statutory Stock Option Plan for Employees ("Plan") was adopted by the Board of Directors and approved by the Stockholders in May 1994. Initially a total of 150,000 shares of Common Stock were reserved for issuance under the Plan. In December 1995, the Plan was amended to increase the number of shares reserved for issuance to 500,000. In July 1997, the Board of Directors amended the Plan, subject to stockholder approval, to increase the shares reserved for issuance from 500,000 to 1,000,000 shares. The stockholders are being asked to approve this share increase at the Annual Meeting. The Board believes that increasing the number of shares available under the Plan will enable the Company to continue its policy of employee stock ownership to assist in promoting the attraction, retention and motivation of employees.

PLAN ACTIVITY

  To date (without taking into account the proposed amendment to the Plan), the Company has issued and sold options to purchase an aggregate of 499,581 shares of Common Stock pursuant to the Plan and options to purchase 419 shares of Common Stock are available for future issuance thereunder. The following table sets forth certain information regarding options issued under the Plan during the Company's last fiscal year by each of the named executive officers, all current executive officers as a group, all non-executive directors as a group, and all employees (excluding the executive officers) as a group:

                                                                      NUMBER OF
                                                              DOLLAR   SHARES
                               NAME                          VALUE(1) PURCHASED
                               ----                          -------- ---------
      William F. Borne......................................    --      34,525
      Lynne S. Bernhard.....................................    --      14,644
      Irvin T. Gregory......................................    --      29,365
      All Executive Officers as a Group (5 persons).........    --     104,200
      All Other Employees as a Group (excluding executive
       officers)............................................    --     102,323
      Non-Executive Directors as a Group (4 persons)(2).....    --      58,500

--------
(1) The exercise price of each option issued pursuant to the Plan was market value on the date of grant.
(2) Excludes director nominees, none of which have been issued any options.

SUMMARY OF PLAN

  The purpose of the Plan is to foster and promote the financial success of the Company and increase stockholder value by enabling eligible key employees and others to participate in the long-term growth and financial success of the Company. The Plan is administered by the Compensation Committee which has sole and complete authority to determine the key employees and others to whom to grant awards. The Compensation Committee may grant options to employees of the Company and its subsidiaries, as well as to non-employee directors and consultants. The grant of options shall be at a price not less than 85% of the fair market value for non-qualified stock options and at 100% of fair market value for incentive stock options.

  THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT OF THE PLAN AND UNANIMOUSLY RECOMMENDS A VOTE FOR AMENDMENT OF SUCH PLAN. SUCH AMENDMENT REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

                                    ITEM 3
                RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors wishes to obtain from the stockholders a ratification of the Board's action in appointing Arthur Andersen LLP and Hannis T. Bourgeois & Co., LLP, as independent public accountants of the Company, for the fiscal year ending December 31, 1997. The engagement of Arthur Andersen LLP and Hannis T. Bourgeois & Co., LLP for audit services has been approved by the Board of Directors. Representatives from each firm are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

  In the event the appointment of Arthur Andersen LLP and Hannis T. Bourgeois & Co., LLP, as the Company's independent public accountants for fiscal year 1997 is not ratified by the stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the fiscal year 1997 will be permitted to stand unless the Board finds other good reason for making a change.

  THE BOARD OF DIRECTORS HAS APPROVED THE APPOINTMENT OF ARTHUR ANDERSEN LLP AND HANNIS T. BOURGEOIS & CO. LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR 1997 AND UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF SUCH APPOINTMENT. SUCH RATIFICATION REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

                              EXECUTIVE OFFICERS

  The executive officers of the Company are as follows:

                NAME           AGE                   CAPACITY
                ----           ---                   --------
      William F. Borne(1).....  39 Chief Executive Officer
      Mitchel G. Morel........  36 Chief Financial Officer
      Lynne S. Bernhard.......  40 President, Amedisys Resource Management
      Charles M. McCall.......  44 President, Staffing and Patient Care Services
      Barbara Carey...........  50 Secretary and Treasurer

--------
(1) Biographical information with respect to this officer was previously described in Item 1.

  Mitchel G. Morel was named chief financial officer of the Company in June 1994 and also served as vice president of finance from February 1991. Mr. Morel is responsible for directing financial activities and financial reporting systems of the organization. From October 1989 to January 1991, Mr. Morel served as comptroller of AMEDISYS Staffing Services, Inc., a subsidiary of the Company. From March 1988 to October 1989, Mr. Morel was senior accountant at the certified public accounting firm of Ellis-Apple and Company. Mr. Morel was senior accountant with the certified public accounting firm of Barrett and Company from December 1984 to March 1988 and supervisor of cost accounting at AMI, Inc. in Baton Rouge, Louisiana from October 1983 to November 1984. Mr. Morel has a Bachelor of Science degree in business administration with a major in accounting from Louisiana State University and is licensed as a Certified Public Accountant in the state of Louisiana. Mr. Morel is a member of various national and state accounting associations.

  Lynne S. Bernhard was named president of AMEDISYS Resource Management in April, 1996. In that position Ms. Bernhard is responsible for the operations of the management services organization which specializes in home health care management and consulting. Ms. Bernhard served as president of Nursing Services from January 1995 to March 1996; and from March 1993 to February 1996, as president of AMEDISYS Specialized Medical Services, Inc., the Company's home health care subsidiary. Ms. Bernhard served as executive director of clinical operations and the administrator of home health services from October 1988 to March 1993. Prior to her affiliation with the Company, Ms. Bernhard was director of home health care services for Medical Personnel Pool in Baton Rouge from 1985 to 1988. Ms. Bernhard was a professional recruiter at Our Lady of the Lake Regional Medical Center in Baton Rouge from 1983 to 1985; a nurse recruiter for Qualicare Corporation from 1981 to 1983; sales representative for Marnel Pharmaceuticals from 1981 to 1982; a staff nurse at Our Lady of the Lake Regional Medical Center from 1977 to 1981; and a staff nurse at Magnolia City Hospital in Magnolia, Arkansas from 1976 to 1977. Ms. Bernhard has an Associate's degree in nursing from Southern Arkansas University and she attended the College of St. Frances in Tollier, Illinois. Ms. Bernhard is a member of various professional associations including the American Nurses Association.

  Charles M. McCall has served as president of Staffing and Patient Care Services since February 1997. In that position, Mr. McCall is responsible for all operations of the Company's temporary staffing and home health care businesses. From November 1995 to January 1997, Mr. McCall served as vice president of operations of that division and as vice president of operations of AMEDISYS Staffing Services, Inc. and AMEDISYS Nursing Services, Inc. from 1994 to 1995. From 1991 to 1994, Mr. McCall was regional vice president of ATC Nursing Services, Inc. and from 1990 to 1991, president of AMERINURSE, a wholly owned subsidiary of AMEDISYS,

Inc. which has since been incorporated into AMEDISYS Nursing Services, Inc. From 1988 to 1991, Mr. McCall served as vice president of operations and research and development of AMEDISYS Staffing Services, Inc. From 1986 to 1988, Mr. McCall was president of Analytical Nursing Management Corporation of Texas, Inc., a subsidiary of AMEDISYS Staffing Services, Inc., from 1984 to 1986, Mr. McCall was administrator of Immediate Medical Care in Lake Charles, La. and from 1981 to 1983, Mr. McCall held various administrative and clinical positions in emergency room, critical care and family practice nursing. From 1978 to 1981, Mr. McCall served as director of nursing at Cameron Medical Center and Deputy Coroner of Cameron Parish. Mr. McCall has a B.S. in Allied Health from Our Lady of Holy Cross College and he is a graduate of the Charity Hospital School of Nursing.

  Barbara C. Carey has served as vice president of corporate communications of the Company since October 1993 and corporate secretary since March, 1994. As vice president of corporate communications, she is responsible for the external and internal communications of the Company, including media relations and presentations. Mrs. Carey also writes the annual and quarterly Company reports with the corporate attorney which are filed with the Securities and Exchange Commission. As corporate secretary, Mrs. Carey is responsible for the Company's shareholder records, stock transactions and operations of the board of directors and its committees. Mrs. Carey was vice president of operations of AMEDISYS Staffing Services from October 1991 to October 1993. From July 1989 to September 1991, Mrs. Carey was the administrator of a subsidiary company. From 1977 to 1989, Mrs. Carey was a founding partner and owner of a speech and hearing clinic. From 1975 to 1977, Mrs. Carey was the clinic supervisor at the LSU speech and hearing clinic. From 1970 to 1975, Mrs. Carey was a speech pathologist with East Baton Rouge Parish Schools. Mrs. Carey has a Bachelor of Arts and Master's degree in Speech from Louisiana State University and a Master's degree in Business Administration from Tulane University. Mrs. Carey is the 1996-1997 president of Quota International, Inc., an international classified service organization of professional, executive and business people. Mrs. Carey is also a director on three charitable and educational foundation boards.

  There is no family relationship between or among any executive officers, directors and director nominees.

                                STOCK OWNERSHIP

  The following table and notes thereto set forth certain information regarding beneficial ownership of the Company's Common Stock as of June 12, 1997 by (i) each person known by the Company to beneficially own more than five percent of the Company's Common Stock, (ii) each of the Company's directors and director nominees, (iii) each named executive officer, and (iv) all directors and officers of the Company as a group.

                                               SHARES OF            PERCENT OF
              NAME AND ADDRESS                COMMON STOCK         VOTING POWER
              ----------------                ------------         ------------
William F. Borne.............................   478,709(/1/)(/2/)      17.1%
3029 S. Sherwood Forest Blvd., Suite 300
Baton Rouge, LA 70816
Lynne S. Bernhard............................    78,702(/3/)            2.8%
3029 S. Sherwood Forest Blvd., Suite 300
Baton Rouge, LA 70816
Karl A. LeBlanc, M.D.........................    23,153(/4/)              *
7777 Hennessy Boulevard, Suite 612
Baton Rouge, LA 70808
Key Nursing Corporation......................    82,947                 3.0%
627 Fairway Drive
Thibodaux, LA 70301
William M. Hession, Jr.......................   102,915(/5/)(/6/)       3.7%
627 Fairway Drive
Thibodaux, LA 70301
Alan J. Ostrowe, M.D.........................    60,759(/6/)            2.2%
3029 S. Sherwood Forest Blvd., Suite 300
Baton Rouge, LA 70816
Boris L. Payan, M.D..........................   249,226(/6/)(/7/)       9.1%
3534 Vista
Pasadena, TX 77504
Jose R. Reyes, M.D...........................   184,007(/8/)            6.7%
3534 Vista
Pasadena, TX 77504
Irvin T. Gregory.............................    25,738(/9/)              *
12700 N. Featherwood, Suite 240
Houston, Texas 77034
David Pints..................................        --                  --
7946 Goodwood Boulevard
Baton Rouge, Louisiana 70806
Peter F. Ricchuiti...........................        --                  --
Associate Dean, Director of Research
A.B. Freeman School of Business
Tulane University
New Orleans, Louisiana 70118
Ronald A. Laborde............................        --                  --
3232 Sherwood Forest Boulevard
Baton Rouge, Louisiana 70821

                                         SHARES OF                   PERCENT OF
           NAME AND ADDRESS             COMMON STOCK                VOTING POWER
           ----------------             ------------                ------------
S.F. Hartley, D.P.M....................     40,000                       1.5%
112 S. Pasadena Boulevard
Deer Park, Texas 77536
All officers and directors as a group
 (9 persons)...........................  1,406,954/(10)(11)/            46.8%

--------
 (*) Less than one percent.
 (1) Does not include 38,500 shares held in trust for Mr. Borne's minor children.
 (2) Includes warrants and options to purchase 72,775 shares of Common Stock.
 (3) Includes warrants and options to purchase 36,394 shares of Common Stock.
 (4) Includes warrants and options to purchase 19,533 shares of Common Stock.
 (5) Includes 82,847 shares held by Key Nursing Corporation, an affiliate of Mr. Hession.
 (6) Includes warrants and options to purchase 18,333 shares of Common Stock.
 (7) Includes 30,000 shares owned of record by R.P.&H., Inc., an affiliate of the shareholder.
 (8) Includes warrants and options to purchase 10,000 shares of Common Stock.
 (9) Mr. Gregory resigned as an officer and director in May 1997.
(10) Includes warrants and options to purchase 273,053 shares of Common Stock.
(11) Excludes director nominees and Mr. Gregory.

                            EXECUTIVE COMPENSATION

  The following table sets forth certain information regarding compensation paid by the Company to the Chief Executive Officer and for all other executive officers whose total annual salary and bonus exceeded $100,000 during 1996. The Company maintains a disability insurance policy and life insurance policy on Mr. Borne under which the Company is a beneficiary. These policies are pledged as collateral for a bank loan of the Company. The named executive officers received perquisites and other personal benefits in amounts less than 10% of their total annual salary and bonus. Mr. Gregory resigned as an officer and director in May 1997 to pursue other interests.

                          SUMMARY COMPENSATION TABLE
                              ANNUAL COMPENSATION

                                   ANNUAL                    LONG-TERM
                                COMPENSATION   OTHER ANNUAL COMPENSATION    ALL OTHER
                         YEAR  SALARY   BONUS  COMPENSATION   OPTIONS      COMPENSATION
                         ---- -------- ------- ------------ ------------   ------------
William F. Borne........ 1996 $153,771 $20,000      --         35,000           --
 Chief Executive Officer 1995  133,519      --      --          3,250           --
                         1994  110,168      --      --             --           --
Lynne S. Bernhard....... 1996 $ 90,645 $17,500      --         18,500           --
 President, AMEDISYS     1995   78,958      --      --          3,250           --
 Resource Management     1994   75,000      --      --             --           --
Irvin T. Gregory........ 1996 $127,300      --      --         28,500(/1/)      --
 President, Outpatient
  Surgery

--------
(1) Effective June 1997, these options were canceled.

EMPLOYMENT AGREEMENTS

  Except for Mr. Borne, none of the officers of the Company is subject to an employment agreement. On October 1, 1996, Mr. Borne entered into an employment agreement with the Company with a term through December 31, 1997 which provides for successive one-year renewals unless either party gives 30-day written notice of its election not to renew prior to the expiration of the term. The agreement provides for a base salary of $200,000 annually and an annual bonus equal to the greater of (i) 25% of the base salary for the applicable year if the Company achieves a 20% or greater increase in its stock price, or (ii) 100% of the base salary for the applicable year if the Company's earnings per share is at or above the Company's budgeted projection for such year or if the Company achieves a 50% or greater increase in its stock price. Mr. Borne is entitled to participate in Company benefit plans, receives 20 business days vacation, an automobile with a value of at least $50,000, plus reasonable expenses. Pursuant to the agreement, Mr. Borne received a three-year $125,000 loan bearing interest at the Company's best borrowing rate. In the event of termination of employment for death or disability, Mr. Borne shall be entitled to payment of salary and bonus for the lesser of one year or the remaining term under the agreement. In the event of termination without cause or if Mr. Borne resigns for good reason he shall be entitled to the payment of the full base salary for the period of one year and an amount equal to the aggregate bonus amount paid to Mr. Borne for the most recently completed calendar year. Additionally, the agreement provides that during its term and for a one-year period thereafter, Mr. Borne shall not compete with the Company.

STOCK OPTIONS

  The Company's Amended and Restated Stock Option Plan ("Plan") provides for the issuance of an aggregate of 500,000 shares of Common Stock upon exercise of options granted pursuant to such Plan. As of December 31, 1996, options to purchase an aggregate of 265,023 shares were outstanding under the Plan.

                           1995 STOCK OPTION GRANTS

                                                                                 POTENTIAL REALIZABLE
                                                                                   VALUE AT ASSUMED
                                                                                 ANNUAL RATES OF STOCK
                         OPTIONS       PERCENT OF                                 PRICE APPRECIATION
                         GRANTED      TOTAL OPTIONS EXERCISE PRICE  EXPIRATION      FOR OPTION TERM
          NAME           (SHARES)        GRANTED     (PER SHARE)       DATE          5%        10%
          ----           --------     ------------- -------------- -------------     --     ----------
William F. Borne........   3,250          11.75         $7.00      April 1998    $    2,332 $    4,778
Lynne S. Bernhard.......   3,250          11.75         $7.00      April 1998    $    2,332 $    4,778

                           1996 STOCK OPTION GRANTS

                                                                                 POTENTIAL REALIZABLE
                                                                                   VALUE AT ASSUMED
                                                                                 ANNUAL RATES OF STOCK
                         OPTIONS       PERCENT OF                                 PRICE APPRECIATION
                         GRANTED      TOTAL OPTIONS EXERCISE PRICE  EXPIRATION      FOR OPTION TERM
          NAME           (SHARES)        GRANTED     (PER SHARE)       DATE          5%        10%
          ----           --------     ------------- -------------- -------------     --     ----------
William F. Borne........  35,000          14.67         $6.61      August 2001   $   11,568 $   23,135
Lynne S. Bernhard.......  18,500           7.75         $6.61      August 2001   $    6,114 $   12,229
Irvin T. Gregory........  28,500          11.95         $6.61      August 2001   $    9,419 $   18,835

                           *1997 STOCK OPTION GRANTS

                                                                                 POTENTIAL REALIZABLE
                                                                                   VALUE AT ASSUMED
                                                                                 ANNUAL RATES OF STOCK
                         OPTIONS       PERCENT OF                                 PRICE APPRECIATION
                         GRANTED      TOTAL OPTIONS EXERCISE PRICE  EXPIRATION      FOR OPTION TERM
          NAME           (SHARES)        GRANTED     (PER SHARE)       DATE          5%        10%
          ----           --------     ------------- -------------- -------------     --     ----------
William F. Borne........  34,525          17.94         $6.20      February 2007 $   10,703 $   21,406
Lynne S. Bernhard.......  14,644           7.61         $6.20      February 2007 $    4,540 $    9,079
Irvin T. Gregory........  29,365(/1/)        --         $  --           --       $       -- $       --

--------
 * Subsequent to December 31, 1996, the Company's board of directors approved the grant of options covering the purchase of 282,000 shares of stock at $6.20 per share. The stock purchase options became exercisable ratably over a three year period beginning February 1997 and terminate February 2007.
(1)Effective June 1997, these options were canceled.

        AGGREGATED OPTION EXERCISES IN 1996 AND YEAR-END OPTION VALUES

                                                      NUMBER OF
                           SHARES               SECURITIES UNDERLYING     VALUE OF UNEXERCISED
                          ACQUIRED    VALUE      UNEXERCISED OPTIONS     IN-THE-MONEY OPTIONS(*)
          NAME           ON EXERCISE REALIZED EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           ----------- -------- ----------- ------------- ----------- -------------
William F. Borne........      --        --      26,425       46,330       $20,363      $39,101
Lynne S. Bernhard.......      --        --      14,298       22,096       $ 9,885      $18,144
Irvin T. Gregory........      --        --      19,288       38,577       $16,357      $32,716

--------
(*) Computed based on the differences between the fair market value and aggregate exercise prices.

CERTAIN TRANSACTIONS

  Notes receivable from related parties consist of unsecured and non-interest bearing notes from the chief executive officer and certain stockholders of the Company totaling approximately $40,000 and $18,000 at December 31, 1996 and 1995, and receivables from an internal medicine clinic ("IMC") totaling approximately $150,000 and $256,000 at December 31, 1996 and 1995. The fair value of the notes receivable from related parties is equal to the recorded value due to the short term nature of the notes.

  In March 1994, the Company entered into an agreement with IMC, an unrelated party, to form a new corporation ("APS") which is 60% owned by the Company and 40% owned by the owners of IMC. APS acquired equipment and personal property from IMC for approximately $340,000 and managed through mid 1996 the continuing operations of IMC. The Company loaned funds to APS to acquire the assets of IMC and meet working capital requirements. This loan to APS, which is to be repaid solely from the revenues of APS over a five-year period, bears interest at a rate of prime plus 2% and is eliminated in consolidation. APS recorded management fees of $28,097 in 1996 and $541,441 in 1995 from IMC. As discussed above, the unpaid management fees are included in notes receivable from related parties. Effective January 1, 1996, IMC issued new notes to APS for the unpaid balance on this date. These notes bear interest at 9%, require monthly principal and interest payments of $4,076 with the balance due on maturity of January 1, 1999 and are secured by the accounts receivable of IMC.

  In accordance with the terms of the agreements with IMC, IMC has the right and option to sell its stock back to APS at a price equal to 3.5 times the earnings per share of APS attributable to each share of APS stock, to be calculated based on the largest annual earnings per share amount during the three-year period prior to the time such repurchase is requested by IMC. This option became exercisable in March 1997.

  Notes payable to Vista Maple, a related party, consist primarily of a note issued in 1994 in the original amount of $1,080,000 bearing interest at 9%. The note is secured by all real estate and personal property of one of the surgical care centers. Maturities of this debt as of December 31, 1996 are as follows:

      1997............................................................. $ 44,335
      1998.............................................................   48,494
      1999.............................................................   53,043
      2000.............................................................   58,019
      2001.............................................................   63,461
      Thereafter.......................................................  720,575
                                                                        --------
                                                                        $987,927
                                                                        ========

  The fair value of this note at December 31, 1996, estimated based on the Company's current borrowing rate of 9.75%, was approximately $950,929.

  Prior to acquisition by the Company, ASC engaged in the following transactions with related parties during 1995 and 1994. Payments totaling approximately $108,000 in 1995 and $229,000 in 1994 were made to RPH, Inc., a corporation owned by Drs. Jose Reyes, Boris Payan, and R.E. Hearn, for anesthesia services. The primary owners of RPH, Inc. were also controlling owners of ASC.

  During 1994, the Company purchased the interest of two members (totaling 7.6%) for $35,000 per percentage point, $252,000 in aggregate. This purchase was effected through the issuance of notes payable. Of the purchase interest, 3% was sold in 1994 for $35,000 per percentage point, or $105,000. The remaining repurchased interest of 4.6% has been reflected as a reduction of retained earnings in the accompanying financial statements.

  In 1995, APS paid medical director fees of $24,000 to a stockholder of the Company and a total of $24,000 to two of the owners of IMC.

  The Company had an investment in Network Wellness Systems, Inc. ("NWS"), the corporate general partner of Sports/Spa and Clinic, a Louisiana Partnership in Commendam ("SSC"), which operated a health club, spa, salon and wellness facility within the Sandestin Resort (the" Resort") in Destin, Florida. SSC began business in November, 1991 and subsequently was placed in Chapter 11 Reorganization on April 23, 1993. The bankruptcy proceeding was thereafter converted to a Chapter 7 liquidation. The Company determined the unpaid balance due from NWS ($99,487) to be uncollectible and charged it against income in 1994. Two of the owners of IMC are also affiliated with NWS and SSC.

REPORT OF THE COMPENSATION COMMITTEE

  The Company's executive compensation is supervised by the Compensation Committee of the Board of Directors. The Company seeks to provide executive compensation that will support the achievement of the Company's financial goals while attracting and retaining talented executives and rewarding superior performance. In performing this function, the Compensation Committee reviews executive compensation surveys and other available information and may from time to time consult with independent compensation consultants.

  The Company seeks to provide an overall level of compensation to the Company's executives that is competitive within the healthcare industry and other companies of comparable size and complexity. Compensation in any particular case may vary from any industry average on the basis of annual and long-term Company performance as well an individual performance. The Compensation Committee will exercise its discretion to set compensation where in its judgment external, internal or individual circumstances warrant it.

  In general, the Company compensates its executive officers through a combination of base salary, annual incentive compensation in the form of cash bonuses and long-term incentive compensation in the form of stock options.

 Base Salary

  Base salary levels for the Company's executive officers are set generally to be competitive in relation to the salary levels of executive officers in other companies within the healthcare industry or other companies of comparable size, taking into consideration the position's complexity, responsibility and need for special expertise. In reviewing salaries in individual cases the Compensation Committee also takes into account individual experience and performance.

 Annual Incentive Compensation

  The Compensation Committee has historically structured employment arrangements with incentive compensation. Payment of bonuses has generally depended upon the Company's achievement of pre-tax income targets established at the beginning of each fiscal year or other significant corporate objectives. Individual performance is also considered in determining bonuses.

 Long-Term Incentive Compensation

  The Company provides long-term incentive compensation through its stock option plan. The number of shares covered by any grant is generally determined by the then-current stock price, subject in certain circumstances, to vesting requirements. In special cases, however, grants may be made to reflect increased responsibilities or reward extraordinary performance.

 Chief Executive Officer Compensation

  Mr. Borne has served as chief executive officer since 1982. Mr. Borne's annual base salary is $190,440 pursuant to his employment agreement described herein. Mr. Borne's salary was increased from $137,080 to $180,000 in fiscal 1996. Mr. Borne received option issuances based upon the overall performance of the Company in fiscal 1996.

  The overall goal of the Compensation Committee is to ensure that compensation policies are established that are consistent with the Company's strategic business objectives and that provide incentives for the attainment of those objectives. This is effected in the context of a compensation program that includes base pay, annual incentive compensation and stock ownership.

                                                 Compensation Committee:
                                                    William F. Borne
                                                     Karl A. LeBlanc
                                                     Alan J. Ostrowe

                         STOCK PRICE PERFORMANCE GRAPH

  The Stock Price Performance Graph set forth below compares the cumulative total stockholder return on the Common Stock of the Company for the three-year period ending December 31, 1996, with the cumulative total return on the Nasdaq Composite index and a peer-group index over the same period (assuming the investment of $100 in the Company's Common Stock, the Nasdaq Composite index and the peer group). The peer group selected by the Company includes the Company, Staff Builders, Inc., The Care Group, Inc., Transworld Healthcare, Inc., In Home Health, Inc. and Interim, Inc.



                        PERFORMANCE GRAPH APPEARS HERE

                                             PEER          NASDAQ
                             AMEDISYS        GROUP        COMPOSITE
                             --------        -----        ---------
12-31-93                       $100          $100            $100
12-31-94                         97           100             118
12-31-95                        118           130             140
12-31-96                        115           132             187

                             COST OF SOLICITATION

  The Company will bear the cost of the solicitation of proxies from its stockholders. In addition to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company's Common Stock, and the Company will reimburse such brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

                                 OTHER MATTERS

  Management is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

  Proposals of stockholders of the Company which are intended to be presented by such stockholders at the 1998 Annual Meeting must be received by the Company no later than May 2, 1998 in order to have them included in the proxy statement and form of proxy relating to that meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ William F. Borne

                                          William F. Borne, Chief Executive
                                           Officer

July 16, 1997

PROXY

                                AMEDISYS, INC.
                        ANNUAL MEETING OF STOCKHOLDERS
                                August 6, 1997

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMEDISYS, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

The undersigned stockholder of AMEDISYS, INC. (the "Company") hereby appoints William F. Borne and Barbara C. Carey, the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Hilton Hotel located at 5500 Hilton Avenue, Baton Rouge, Louisiana on Wednesday, August 6, 1997 at 6:00 p.m., and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:

1.  To elect nine Directors.
                                                       FOR      WITHHOLD
                                                       ---      --------

        William F. Borne                               [ ]          [ ]

        William M. Hession, Jr.                        [ ]          [ ]

        Karl A. LeBlanc, M.D.                          [ ]          [ ]

        Alan J. Ostrowe, M.D.                          [ ]          [ ]

        David Pitts                                    [ ]          [ ]

        Peter F. Ricchiuti                             [ ]          [ ]

        Jake L. Netterville                            [ ]          [ ]

        Ronald A. LaBorde                              [ ]          [ ]

        S.F. Hartley, D.P.M.                           [ ]          [ ]


                                                      FOR    AGAINST   ABSTAIN
                                                      ---    -------   -------

2.  To amend the Company's Statutory Stock            [ ]      [ ]       [ ]
    Option Plan for Employees to increase
    the number of shares reserved for issuance thereunder by 500,000 shares.

3.  To ratify the selection of Arthur Andersen        [ ]      [ ]       [ ]
    LLP and Hannis T. Bourgeois & Co., LLP
    as independent public accountants of the Company for the fiscal year ending
    December 31, 1997.

4. The proxies are authorized to vote as they determine in their discretion upon such other matters as may properly come before the meeting.

THIS PROXY WILL BE VOTED FOR THE CHOICES SPECIFIED. IF NO CHOICE IS SPECIFIED FOR ITEMS 1, 2 and 3, THIS PROXY WILL BE VOTED FOR THESE ITEMS.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated July 16, 1997.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.


DATED:______________________                    ____________________________
                                                [SIGNATURE]



                                                ____________________________
                                                [SIGNATURE IF JOINTLY HELD]


                                                ____________________________
                                                [PRINTED NAME]

                                                Please sign exactly as name
                                                appears on stock certificate(s).
                                                Joint owners should each sign.
                                                Trustees and others acting in a
                                                representative capacity should
                                                indicate the capacity in which
                                                they sign.